Exhibit 32.1


                    Libra Alliance Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, April L. Marino, Principal Executive and Financial Officer of Libra Alliance Corporation certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the quarterly report on Form 10-QSB of the Company for the quarter ended
     June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 30, 2003

                               /s/ April L. Marino
                               _________________________________________
                               April L. Marino
                               Principal Executive and Financial Officer